Exhibit 5(e)

                                                                BD131
Allstate Life Insurance Company of New York
MAIL:
P.O. Box 94260
Palatine, IL 60094-4260
1-866-718-9824 o fax: 866-487-8539

Application  for Allstate  Advisor  variable  annuities  Issued by Allstate Life
Insurance Company of New York
100 Motor Parkway, Hauppauge, NY 11788-5107

1  SELECT
PRODUCT
FOR BROKER USE ONLY:
* NOT AVAILABLE IN ALL STATES

// ADVISOR 7-YR. SC
//Program A
//Program B
//Program C

// ADVISOR PLUS 8-YR. SC
//Program A
//Program B
//Program C

// ADVISOR PREFERRED
// Package I // Package II // Package III
   0-YR. SC     3-YR. SC      5-YR. SC
                //Program B   //Program B
                //Program C   //Program C
-------------------------------------------------------------------------------
2 SELECT OPTIONAL BENEFITS
Optional Benefits are subject to certain age and other restrictions. Additional charges may apply. May not be available in all states or with all products.
Refer to the contract, riders and prospectus for more details.

Living Benefit Options
Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2. Investment restrictions apply. For more information, please refer to the instruction page:


NOTE: All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary.
Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base.
Refer to the rider and prospectus for more details.

//Guarantee Option 1.

Investment Allocation Model:
Custom Model (skip Sections 10a complete Section 10b)
Rider Period (8-11 years)

//Guarantee Option 2.

Investment Allocation Model:
Custom Model (skip Sections 10a complete Section 10b)
Rider Period (10-16 years)

Death Benefit Options - Select all that apply:
Available for owners, annuitant, and co-annuitant age 0-79.

//Maximum Anniversary Value
//Spousal Protection Benefit (for certain qualified plans)


BD131                                                   PAGE 1 OF 8 11/03


BD127

3 OWNER
If no Annuitant is
specified in Section 5, the Owner will be the Annuitant.

Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip                                    //Trustee //CRT //Grantor //Non-Grantor
________________________________________________ Phone # ____/___/____
Mailing address if different from above.
________________________________________________
City State Zip

Are the Owner(s), Annuitant(s), and Beneficiary(ies)
U.S. Citizens?                                          //Yes //No
If no, list or provide name and country of each.

_________________________________________________
_________________________________________________
-------------------------------------------------------------------------------
4 JOINT OWNER (If any)
Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip
________________________________________________
Relationship to Owner

-------------------------------------------------------------------------------
5 ANNUITANT
Complete only if different from the Owner in Section 3.

Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip


CO-ANNUITANT
Complete only if Spousal Protection Benefit is selected in Section 2.

Name____________________________________SS#/TIN ___/__/____

                                            Date of birth _____/___/____
                                                          Month Day Year
                                                 //Male //Female
-------------------------------------------------------------------------------

6 BENEFICIARY(IES) Spouse must be the sole pri mary beneficiary if the Spousal
Protection Benefit is selected in Section 2.

_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Contingent Name(s)        SS#      Relationship to Owner         Percentage


BD131                                                           PAGE 2 OF 8

BD131

7 TYPE OF PLAN
// Nonqualified // Traditional IRA // SEP-IRA // Roth IRA // 401(k) // 401(a)
// 403(b) // Other________________________________
Tax year for which IRA contribution is being made____________ // Employer // Employee
-------------------------------------------------------------------------------

8 SOURCE OF FUNDS // Initial Payment // Transfer // Rollover  // 1035 Exchange

-------------------------------------------------------------------------------

9  ALLOCATION OF INITIAL PURCHASE PAYMENT

Initial  Purchase  Payment:  $___________  Make check  payable to Allstate  Life
Insurance Company of New York. Select ONE of the following options.

//   100% of purchase payment allocated to the Variable Accounts in Section 10

// 100% of purchase payment allocated to the DCA Account. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Account in Section 10b. All money must be transferred out of the DCA Account by the end of the selected installment period.

 Select ONE: // 3- to 6-month DCA Account in ________ (3-6) monthly installments
             // 7- to 12-month DCA Account in ________ (7-12) monthly installments

// A portion of purchase payment allocated to the Guarantee Period Accounts* and the remainder allocated to the Variable Account. Allocations must be whole percentages and must add up to 100%. Not available if AB was selected in Section
2.

Portion to allocate to Guarantee Period Accounts** // 1-Year Guarantee Period ________ %
                                                   // 3-Year Guarantee Period ________ %
                                                   // 5-Year Guarantee Period ________ %
                                                   // 7-Year Guarantee Period ________ %
                                                   // _______________________ ________ %
Portion to allocate to Variable Account            // Variable Account        ________ %
                                                                        TOTAL __100___ %

// Growback  Strategy - A portion of purchase  payment  allocated to the ______
(3, 5, or 7) Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB was selected in Section 2.

This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic
Withdrawals.

* May not be available with all products.


BD131                                                           PAGE 3 OF 8

                                                                        BD131

10  Complete  either  Section  10a or Section  10b to provide  instructions  for allocating your initial purchase payment.  Subsequent  purchase payments will be allocated  according  to these  instructions  unless you  notify us of  changes.
------------------------------------------------------------------------------
10a TRUEBALANCE ASSET ALLOCATION PROGRAM May not be available with all products.

Select  ONE of the  following  Models if you wish to use the  TrueBalance  Asset
Allocation Program to allocate your purchase pay-ment or DCA transfers to the Variable Account. If you have chosen to allocate a portion of your purchase payment to the Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select. If you do not wish to use the TrueBalance Asset Allocation Program, skip this section and complete Section 10b.

If you selected the Accumulation Benefit (see Section 2), do not complete this section.

Select ONE of the following Models:

// Conservative // Moderately    // Moderate  // Moderately   // Aggressive
                   Conservative                  Aggressive

By selecting one of these Models,  you  acknowledge  receipt of the  TrueBalance
Asset Allocation  Program  materials,  which describe each Model, as well as the program's  terms  and  conditions.  Purchase  payments  will  be  allocated  and
transfers  will  be  made  automati-cally  among  the  investment   alternatives
according  to the Model you  selected.  These  allocations  and  transfers  will
reflect   current   asset   allocation   recommendations   without  any  further
authorizations  or instructions  by you. Each Model  represents a combination of investments  with varying  degrees of risk. The Models do not include the DCA or
Guarantee Period Accounts.
------------------------------------------------------------------------------
10b INVESTMENT CHOICES Complete this section if you are NOT using the TrueBalance Asset Allocation Program in Section 10a. Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts above).

If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited. If you have selected Guarantee Option 1, you must allocate 20% to Class A, 50% to Class B and 30% to Class C (you may not allocate any of your purchase payment to Class D). If you have selected
Guarantee Option 2, you must allocate 10% to Class A, 20% to Class B, 50% to
Class C and 20% to Class D. Please refer to the instruction page for further clarification.

CLASS A
Money Market
// Putnam VT Money Market _____%
// Van Kampen LIT Money Market _____%

CLASS B
Bond
// Oppenheimer Strategic Bond/VA _____%
// Putnam VT Income _____%
High Yield Bond
// Oppenheimer High Income/VA _____%
// Putnam VT High Yield _____%
Specialty
// Van Kampen UIF Emerging Markets Debt _____%
// Van Kampen UIF U.S. Real Estate _____%

CLASS C
Balanced
// Oppenheimer Multiple Strategies/VA _____%
// Putnam VT George Putnam Fund of Boston _____%
// Putnam VT Global Asset Allocation _____%
Large Cap Value
// FTVIP Franklin Growth and Income Securities _____%
// Putnam VT Growth and Income _____%
// Putnam VT New Value _____%
// Van Kampen LIT Growth and Income _____%
Large Cap Blend
// Oppenheimer Main Street/VA _____%
// Putnam VT Research _____%
Mid Cap Value
// FTVIP Mutual Shares Securities _____%
// LSA Mid Cap Value _____%
Specialty
// Putnam VT Utilities Growth and Income _____%

CLASS D
Large Cap Growth
// LSA Equity Growth _____%
// Oppenheimer Capital Appreciation/VA _____%
// Putnam VT Investors _____%
// Putnam VT Voyager _____%
Mid Cap Growth
// LSA Aggressive Growth _____%
// Oppenheimer Aggressive Growth/VA _____%
// Putnam VT New Opportunities _____%
// Putnam VT Vista _____%
Small Cap
// Franklin Small Cap Value Securities _____%
// Oppenheimer Main Street Small Cap/VA _____%
// Van Kampen UIF Small Company Growth _____%
Multi Cap
// Van Kampen LIT Emerging Growth _____%
Global and International
// FTVIP Templeton Developing Markets Securities _____%
// FTVIP Templeton Foreign Securities _____%
// Oppenheimer Global Securities/VA _____%
// Putnam VT International Equity _____%
// Van Kampen UIF Global Franchise _____%
Specialty
// Putnam VT Health Sciences _____%

                                                Total 100%

BD131                                                           PAGE 4 OF 8

                                                                           BD131
12.    OPTIONAL PROGRAMS

Automatic Additions Program

I authorize the insurer to begin automatic debits from the account designated below. The funds with-drawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $ ____________ withdrawn on the ___ day* of every month.
The debits should begin in _____________________ (month).
Debit my (check one) .Checking Account .Savings Account

Financial Institution
Address
ABA No. Acct. No.

*Please allow three business days for the payment to be credited to your annuity. A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.

Dollar Cost Averaging Program May not be availble in all products.

Transfer to (select investment option) Percent per transfer Transfer frequency: Monthly
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
Total = 100%

Number of occurrences (3-12):

All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Systematic Withdrawal Program

I authorize  the insurer to begin  systematic  withdrawals  in the net amount of
$__________________  from my annuity.  This amount  should be  withdrawn  on the
_______ day  beginning in the month of  ________________________  (please  allow three  business days for receipt of a direct  deposit or seven business days for receipt of a check).  The  account  value will be reduced to reflect  the amount
received,   as  well  as  applicable  charges,   adjustments,   and  income  tax
withholding.  I understand  that  withdrawals  may result in taxable income and, prior to owner's age of 59 1 / 2, may be subject to a 10% penalty.  Frequency of payments: .Monthly .Quarterly .Semiannually .Annually

BD131                                                           PAGE 5 OF 8

                                                                           BD131
OPTIONAL PROGRAMS (continued)
Specify percentage to be withdrawn (whole percentages only):

PUTNAM
..The George Putnam Fund of Boston _____%
..Putnam Global Asset Allocation _____%
..Putnam Growth and Income _____%
..Putnam Health Sciences _____%
..Putnam High Yield _____%
..Putnam Income _____%
..Putnam International Equity _____%
..Putnam Investors _____%
..Putnam Money Market _____%
..Putnam New Opportunities _____%
..Putnam New Value _____%
..Putnam Research _____%
..Putnam Utilities Growth and Income _____%
..Putnam Vista _____%
..Putnam Voyager _____%
FRANKLIN TEMPLETON
..Franklin Growth and Income Securities _____%
..Franklin Small Cap Value Securities _____%
..Mutual Shares Securities _____%
..Templeton Developing Markets Securities _____%
..Templeton Foreign Securities _____%
OPPENHEIMERFUNDS
..Oppenheimer Aggressive Growth _____%
..Oppenheimer Capital Appreciation _____%
..Oppenheimer Global Securities _____%
..Oppenheimer High Income _____%
..Oppenheimer Main Street _____%
..Oppenheimer Main Street Small Cap _____%
..Oppenheimer Multiple Strategies _____%
..Oppenheimer Strategic Bond _____%
VAN KAMPEN
..LSA Aggressive Growth _____%
..LSA Equity Growth _____%
..LSA Mid Cap Value _____%
..Van Kampen LIT Emerging Growth _____%
..Van Kampen LIT Growth and Income _____%
..Van Kampen LIT Money Market _____%
..Van Kampen UIF Emerging Markets Debt _____%
..Van Kampen UIF Global Franchise _____%
..Van Kampen UIF Small Company Growth _____%
..Van Kampen UIF U.S. Real Estate _____%

Please deposit the above-designated amount to (check one) .Checking Account
..Savings Account

Financial Institution
Address
ABA No. Acct. No.
A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

Payee's Name Acct. No.* Address City State Zip

* If applicable

Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD131                                                           PAGE 6 OF 8

                                                                           BD131
12.  OPTIONAL PROGRAMS (continued)

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note: You may want to consult with your tax advisor. A separate election must be received from each owner on a contract.

..No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

..Withholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribu-tion. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding

A non-periodic  distribution is any  distribution  made from an annuity contract that is not annuitized  (including partial withdrawals,  lump sum distributions, substantially  equal  period  payments  (SEPPs),  and  systematic  withdrawals).
Distributions  taken prior to  annu-itization  are  considered  to come from the earnings in the contract  first.  Withdrawals  of earnings are taxed as ordinary income,  and if taken prior to age 59 1/2 , may be subject to an additional  10%
federal tax penalty.  You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until  revoked,  which you may do at any time.  If you do not make  payments  of estimated  tax,  and do not have  enough  tax  withheld,  you may be  subject to penalties  under the estimated  tax rules.  If the  withholding  section is left blank,  or if the social  security  number of tax  identification  number is not provided,  10% of the taxable portion of the  distribution  will be withheld for partial  withdrawals and lump sum  distributions.  Even if you elect not to have withholding  apply,  you are liable for the payment of federal income tax on the taxable portion of the distribu-tion.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your elec-tion.

Do you want state income tax withheld? .Yes .No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.
Resident state ________________________

AUTHORIZATION
My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

---------------------------------------------- ---------------------------------------------------
Owner's Signature                               Representative Name
---------------------------------------------- ---------------------------------------------------
Joint Owner's Signature (if applicable)         Firm Name
---------------------------------------------------
Phone Number

Not FDIC,
NCUA/NCUSIF Insured
May Lose
Value
No Bank or Credit
Union Guarantee
Not a
Deposit
Not Insured by any Federal
Government Agency
Variable annuities are not protected by the Securities Investor Protection
Corporation (SIPC) as to the loss of the principal amount invested.


13.   REPLACEMENT INFORMATION

Do you have any existing annuity or life insurance contracts? .Yes .No Will the annuity applied for replace one or more existing annuity or life insurance contracts? .Yes .No (If yes, please complete the following.)
Company: _____________________________ Policy No. _____________________________
Cost Basis Amount: $__________________ Policy Date: ___________________________
Have you purchased another annuity during the current calendar year? .Yes .No
Do you or any joint owner currently own an annuity issued by the insurer? .Yes .No

BD131                                                           PAGE 7 OF 8


                                                                           BD131

14.   OWNER'S ACKNOWLEDGEMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account
(e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation
Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation
Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctua-tions, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

..I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI). I / WE
HAVE READ THE DISCLOSURE STATEMENT ABOVE. I/WE UNDERSTAND THAT ANNUITY PAYMENTS
OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
ACCOUNT, ARE VARIABLE AND NOT GUARAN-TEED AS TO A FIXED DOLLAR AMOUNT.
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
(OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING  BECAUSE:  (A) I AM EXEMPT FROM BACKUP
WITHHOLDING,  OR (B) I HAVE NOT BEEN  NOTIFIED BY THE INTERNAL  REVENUE  SERVICE
(IRS)  THAT I AM  SUBJECT  TO BACKUP  WITH-HOLDING  AS A RESULT OF A FAILURE  TO
REPORT ALL  INTEREST OR  DIVIDENDS,  OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO
LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID
BACKUP WITHHOLDING.

Owner's Signature Joint Owner's Signature Signed at: City,
State Date

FOR AGENT USE To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? .Yes .No Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? .Yes .No

Licensed Agent Signature Print name Broker/Dealer Social
Security Number (required) Address Licensed I.D. # E-mail address Telephone Note to agent: Please make sure client name and social security number appear on all client checks.

BD131                                                           New York
                                                                Page 8 of 8

Exhibit 5(f)

                                                                BD132
Allstate Life Insurance Company of New York
MAIL:
P.O. Box 94260
Palatine, IL 60094-4260
1-866-718-9824  fax: 866-487-8539

Application  for Allstate  Advisor  variable  annuities  Issued by Allstate Life
Insurance Company of New York
100 Motor Parkway, Hauppauge, NY 11738-5107


1  SELECT
PRODUCT
FOR BROKER USE ONLY:

// ADVISOR 7-YR. SC
//Program A
//Program B
//Program C

// ADVISOR PLUS 8-YR. SC
//Program A
//Program B
//Program C

// ADVISOR PREFERRED
// Package I // Package II // Package III
   0-YR. SC     3-YR. SC      5-YR. SC
                //Program B   //Program B
                //Program C   //Program C
-------------------------------------------------------------------------------
2 SELECT OPTIONAL BENEFITS
Optional Benefits are subject to certain age and other restrictions. Additional charges may apply. May not be available in all states or with all products.
Refer to the contract, riders and prospectus for more details.

Living Benefit Options
Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2. Investment restrictions apply. For more information, please refer to the instruction page:


//Guarantee Option 1. Choose ONE Model.

Investment Allocation Model:
//Conservative (skip Sections 10a and 10b)
//Moderately Conservative (skip Sections 10a and 10b)
//Custom Model (skip Section 10a, complete Section 10b)

Rider Period: ________ years (8 - 20 years)

//Guarantee Option 2. Choose ONE Model.

Investment Allocation Model:
//Conservative (skip Sections 10a and 10b)
//Moderately Conservative (skip Sections 10a and 10b)
//Custom Model (skip Section 10a, complete Section 10b)

Rider Period: ________ years (10 - 20 years)

Death Benefit Options - Select all that apply:
Available for owners, annuitant, and co-annuitant age 0-79.

//Maximum Anniversary Value
//Spousal Protection Benefit (for certain qualified plans)


3 OWNER

If no Annuitant is specified in Section 5, the Owner will be the Annuitant.

Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip                                    //Trustee //CRT //Grantor //Non-Grantor
________________________________________________ Phone # ____/___/____
Mailing address if different from above.
________________________________________________
City State Zip

Are the Owner(s), Annuitant(s), and Beneficiary(ies)
U.S. Citizens?                                          //Yes //No
If no, list or provide name and country of each.

_________________________________________________
_________________________________________________
-------------------------------------------------------------------------------
4 JOINT OWNER (If any)
Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip
________________________________________________
Relationship to Owner

BD132                                                   PAGE 1 OF 6 11/03

-------------------------------------------------------------------------------
5 ANNUITANT
Complete only if different from the Owner in Section 3.

Name____________________________________SS#/TIN ___/__/____

________________________________________________ Date of birth _____/___/____
Street Address (no PO Box or c/o)                              Month Day Year
________________________________________________  //Male //Female
City State Zip


CO-ANNUITANT
Complete only if Spousal Protection Benefit is selected in Section 2.

Name____________________________________SS#/TIN ___/__/____

                                            Date of birth _____/___/____
                                                          Month Day Year
                                                 //Male //Female
-------------------------------------------------------------------------------

6 BENEFICIARY(IES) Spouse must be the sole primary beneficiary if the Spousal
Protection Benefit is selected in Section 2.

_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Primary Name              SS#      Relationship to Owner         Percentage
_______________________________________________________________________________
Contingent Name(s)        SS#      Relationship to Owner         Percentage


7 TYPE OF PLAN
// Nonqualified // Traditional IRA // SEP-IRA // Roth IRA // 401(k) // 401(a)
// 403(b) // Other________________________________
Tax year for which IRA contribution is being made____________ // Employer // Employee
-------------------------------------------------------------------------------

8 SOURCE OF FUNDS // Initial Payment // Transfer // Rollover  // 1035 Exchange

-------------------------------------------------------------------------------

9  ALLOCATION OF INITIAL PURCHASE PAYMENT

Initial  Purchase  Payment:  $___________  Make check  payable to Allstate  Life
Insurance Company of New York. Select ONE of the following options.

// 100% of purchase payment allocated to the Variable Accounts in Section 10

// 100% of purchase payment allocated to the DCA Account. Money will be transferred in equal monthly installments out of the DCA Account to the Variable
Account in Section 10. All money must be transferred out of the DCA Account by the end of the selected installment period.

 Select ONE: // 3 to 6-month DCA Account in ________ (3-6) monthly installments
             // 7 to 12-month DCA Account in ________ (7-12) monthly installments

// A portion of purchase payment allocated to the Guarantee Period Accounts* and the remainder allocated to the Variable Account. Allocations must be whole percentages and must add up to 100%. Not available if AB was selected in Section
2.

Portion to allocate to Guarantee Period Accounts*  // 1-Year Guarantee Period ________ %
                                                   // 3-Year Guarantee Period ________ %
                                                   // 5-Year Guarantee Period ________ %
                                                   // 7-Year Guarantee Period ________ %
                                                   // _______________________ ________ %
Portion to allocate to Variable Account            // Variable Account        ________ %
                                                                        TOTAL __100___ %

// Growback  Strategy - A portion of purchase  payment  allocated to the ______
(3, 5, or 7) Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB was selected in Section 2.

This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic
Withdrawals.

* May not be available with all products.


BD132                                                           PAGE 2 OF 6

                                                                        BD132

10 INVESTMENT CHOICES

Complete  this  section if you are NOT using the  TrueBalance  Asset  Allocation
Program in Section 10a. Allocations must be whole percentages and add up to 100%
(excluding  any  portion of  purchase  payment  allocated  to  Guarantee  Period
Accounts above).

If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited. Please refer to the instruction page.

CLASS A
Money Market
..Morgan Stanley VIS Money Market _____%

CLASS B
Bond
..Morgan Stanley VIS Limited Duration Bond _____%
..Morgan Stanley VIS Quality Income Plus _____%
High Yield Bond
..Morgan Stanley VIS High Yield _____%
Specialty
..Morgan Stanley UIF Emerging Markets Debt _____%
..Morgan Stanley UIF U.S. Real Estate _____%

CLASS C
Balanced
..Morgan Stanley UIF Equity and Income _____%
..Morgan Stanley VIS Income Builder _____%
..Morgan Stanley VIS Strategist _____%
..Putnam VT George Putnam Fund of Boston _____%
Large Cap Value
..AIM V.I. Basic Value _____%
..AllianceBernstein Growth and Income _____%
..Morgan Stanley VIS Dividend Growth _____%
..Putnam VT Growth and Income _____%
..Van Kampen LIT Comstock _____%
..Van Kampen LIT Growth and Income _____%
Large Cap Blend
..AIM V.I. Premier Equity _____%
..Morgan Stanley VIS Equity _____%
..Morgan Stanley VIS S&P 500 Index _____%
Mid Cap Blend
..Morgan Stanley UIF U.S. Mid Cap Value _____%

CLASS C continued
Specialty
..Morgan Stanley VIS Utilities _____%

CLASS D
Large Cap Growth
..AIM V.I. Capital Appreciation _____%
..AllianceBernstein Growth _____%
..AllianceBernstein Premier Growth _____%
..Morgan Stanley UIF Equity Growth _____%
..Morgan Stanley VIS Aggressive Equity _____%
..Putnam VT Investors _____%
..Putnam VT Voyager _____%
..Van Kampen LIT Emerging Growth _____%
Mid Cap Growth
..Morgan Stanley UIF Mid Cap Growth _____%
..Van Kampen LIT Aggressive Growth _____%
Small Cap
..AllianceBernstein Small Cap Value _____%
..Morgan Stanley UIF Small Company Growth _____%
Global and International
..Morgan Stanley UIF Emerging Markets Equity _____%
..Morgan Stanley UIF Global Franchise _____%
..Morgan Stanley VIS European Growth _____%
..Morgan Stanley VIS Global Advantage _____%
..Morgan Stanley VIS Global Dividend Growth _____%
..Morgan Stanley VIS Pacific Growth _____%
..Putnam VT International Equity _____% Specialty
..Morgan Stanley VIS Information _____%
                                                Total 100%

-------------------------------------------------------------------------
11      Special Remarks
        (Attach separate page if necessary)

__________________________________________________________________
__________________________________________________________________

-------------------------------------------------------------------------

12 OPTIONAL PROGRAMS

Automatic Additions Program

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $____ withdrawn on the ___day* of every month.

The debits should begin in __________(month).

Debit by (check one) // Checking Account  // Savings Account

______________________________________________
Financial Institution
______________________________________________
Address
______________________________________________
ABA No.         Acct. No.

*Please allow three business days for the payment to be credited to your annuity.
A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.



BD132                                                           PAGE 3 OF 6

12      Optional Programs (continued)

Dollar Cost Averaging Program
May not be available in all products.

Transfer to (select investment option)  Percent per Transfer  Transfer frequency: Monthly
_____________________________________   ____________________%
_____________________________________   ____________________%
_____________________________________   ____________________%
_____________________________________   ____________________%
                                        Total = 100%

Number of occurrences (3-12): _________
All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by excluding the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Systematic Withdrawal Program

I authorize the insurer to begin systematic withdrawals in the net amount of $_____ from my annuity. This amount should be withdrawn on the ____ day beginning in the month of __________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty.
Frequency of payments: // Monthly  // Quarterly  // Semiannually  // Annually


Specify percentage to be withdrawn (whole percentages only):

AIM V.I. (Series II)
..Basic Value Fund _____%
..Capital Appreciation Fund _____%
..Premier Equity Fund _____%
ALLIANCEBERNSTEIN (Class B)
..Growth Portfolio _____%
..Growth and Income Portfolio _____%
..Premier Growth Portfolio _____%
..Small Cap Value Portfolio _____%
MORGAN STANLEY UIF (Class II)
..Emerging Markets Debt Portfolio _____%
..Emerging Markets Equity Portfolio _____%
..Equity Growth Portfolio _____%
..Equity and Income Portfolio _____%
..Global Franchise Portfolio _____%
..Mid Cap Growth Portfolio _____%
..Small Company Growth Portfolio _____%
..U.S. Mid Cap Value Portfolio _____%
..U.S. Real Estate Portfolio _____%
MORGAN STANLEY VIS (Class Y)
..Aggressive Equity Portfolio _____%
..Dividend Growth Portfolio _____%
..Equity Portfolio _____%
..European Growth Portfolio _____%
MORGAN STANLEY VIS (Class Y)--continued
..Global Advantage Portfolio _____%
..Global Dividend Growth Portfolio _____%
..High Yield Portfolio _____%
..Income Builder Portfolio _____%
..Information Portfolio _____%
..Limited Duration Portfolio _____%
..Money Market Portfolio _____%
..Pacific Growth Portfolio _____%
..Quality Income Plus Portfolio _____%
..S&P 500 Index Portfolio _____%
..Strategist Portfolio _____%
..Utilities Portfolio _____%
PUTNAM VT (Class IB)
..The George Putnam Fund of Boston _____%
..Growth and Income Fund _____%
..International Equity Fund _____%
..Investors Fund ____%
..Voyager Fund _____%
VAN KAMPEN LIT (Class II)
..Aggressive Growth Portfolio _____%
..Comstock Portfolio _____%
..Emerging Growth Portfolio _____%
..Growth and Income Portfolio _____%


BD132                                                           PAGE 4 OF 6

_________________________________________________________________
Please deposit the above-designated amount to (check one) // Checking Account
// Savings Account
_________________________________________________________________
Financial Institution
_________________________________________________________________
Address
_________________________________________________________________
ABA No.                 Acct. No.

A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

_________________________________________________________________
Payee's Name            Acct. No.*
_________________________________________________________________
Address
_________________________________________________________________
City                    State                   Zip

*If applicable

Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.


FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note: You may want to consult with your tax advisor.
A separate election must be received from each owner on a contract.

// No Withholding I do NOT wan federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

// Withholding I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals).
Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earrings are taxed as ordinary income, and withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of th edistribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to fave federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us any any time to change or revoke your election.

Do you want state income tax withheld?   // Yes  // No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state _______________

AUTHORIZATION

My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previus pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written ntoice to the other party or, if investment choice balances are inadequate, by executing the request transfer/surrender.

_______________________________________   __________________________________
Owner's Signature                           Representative Name
_______________________________________   __________________________________
Joint Owner's Signature (if applicable)     Firm Name
                                          __________________________________
                                            Phone Number

BD132                                                           Page 5 of 6



13  REPLACEMENT INFORMATION

Do you have any existing annuity or life insurance contracts?   // Yes  // No
Will the annuity applied for replace one or more existing annuity
or life insurance comtracts?                                    // Yes  // No (If yes, please complete the following)

Copany:____________________________________  Policy No. _______________________________
Cost Basis Amount $________________________  Policy Date: _____________________________

Have you purchased another annuity during the current calendar year?         // Yes  // No
Do you or any joint owner currently own an annuity issued by the insurer?    // Yes  // No


14 OWNER'S  ACKNOWLEDGMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g. monthly) from your source Account
(e.g., your chose DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation
Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation
Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).



// I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI)

I / WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE
INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS
TO A FIXED DOLLAR AMOUNT.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
(OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING  BECAUSE:  (A) I AM EXEMPT FROM BACKUP
WITHHOLDING,  OR (B) I HAVE NOT BEEN  NOTIFIED BY THE INTERNAL  REVENUE  SERVICE
(IRS)  THAT I AM  SUBJECT  TO BACKUP  WITH-HOLDING  AS A RESULT OF A FAILURE  TO
REPORT ALL  INTEREST OR  DIVIDENDS,  OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO
LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above  statements  and represent that they are complete and true to the best of my  knowledge  and belief.  I  acknowledge  receipt of a variable
annuity   prospectus.   By  accepting  the  annuity  issued,   I agree to any
additions or corrections to this application.


THE INTERNAL  REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF
THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

_________________________________________________________________________
Owner's  Signature              Joint Owner's Signature
_________________________________________________________________________
Signed at: City, State          Date

------------------------------------------------------------------------------
15 FOR  AGENT USE To the best of your  knowledge,  as
Agent, does the owner have an existing annuity or life insurance contract?  // Yes // No
Do you,  as Agent,  have  reason to believe  the  product  applied  for will replace existing annuities or insurance? // Yes // No

______________________________________________________________________________
Licensed Agent Signature                Print Name             Broker/Dealer

______________________________________________________________________________
Social Security Number  (required)      Address

______________________________________________________________________________
Licensed I.D. #                         E-mail address         Telephone

Note to agent: Please make sure client name and social security number appear on all client checks.

                                                                NERW YORK
BD132                                                           PAGE 6 OF 6